                                                                     EXHIBIT 4.1

================================================================================

  COMMON STOCK                                                  COMMON STOCK
  ------------                                                  ------------
     NUMBER              [LOGO]    TRITON SYSTEMS, INC.            SHARES
   TS________          ==================================         ________
  ------------            INCORPORATED UNDER THE LAWS OF        ------------
THIS CERTIFICATE            THE STATE OF MISSISSIPPI           SEE REVERSE FOR
IS TRANSFERABLE                                              CERTAIN DEFINITIONS
IN BOSTON, MA OR
NEW YORK, NY                                                 CUSIP 896782 10 9



     THIS CERTIFIES THAT







     is the record holder of


  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

============================ TRITON SYSTEMS, INC. ==============================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                     [SEAL]

     /s/ Jeffrey A. Bandrowski                      /s/ Ernest L. Burdette

     CHIEF FINANCIAL OFFICER                        PRESIDENT AND CHIEF
                                                    EXECUTIVE OFFICER



                                        COUNTERSIGNED AND REGISTERED:
                                             THE FIRST NATIONAL BANK OF BOSTON
                                                   TRANSFER AGENT AND REGISTRAR

                                         BY   Mary Penezic

                                                            AUTHORIZED SIGNATURE

================================================================================


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                                  UNIF GIFT MIN ACT -- __________Custodian_________
     TEN ENT -- as tenants by the entireties                                                   (Cust)            (Minor)
     JT TEN  -- as joint tenants with right of                                             under Uniform Gifts to Minors
                survivorship and not as tenants                                            Act_________________________
                in common                                                                             (State)

                                                                      UNIF TRF MIN ACT  -- __________Custodian (until age________)
                                                                                             (Cust)
                                                                                           _______________under Uniform Transfers
                                                                                               (Minor)
                                                                                           to Minors Act_________________________
                                                                                                                 (State)


    Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED,_______________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------------------------------



                               X
                                ------------------------------------------------

                               X
                                ------------------------------------------------
                       Notice: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed






By
  --------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBER-
SHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16.